SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 30, 1998


                       YELLOW GOLD OF CRIPPLE CREEK, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                         0-9015                   84-0768695
         --------                         ------                   ----------
(State or other jurisdiction      (Commission File Number)       (IRS Employer
     of incorporation)                                            I.D. Number)


                           12407 South Memorial Drive
                              Bixby, Oklahoma 74008
                     --------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (800) 850-0349



                          57 West 200 South, Suite 310
                           Salt Lake City, Utah 84101
          ------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 2. CHANGES IN CONTROL OF THE REGISTRANT.

     On September 30, 1998, the Registrant acquired all of the outstanding Common Stock and common stock purchase warrants of Ion Collider Technologies, Ltd. ("ICT"), a Colorado corporation from the stockholders of ICT pursuant to a share exchange agreement ("Agreement") in exchange for the issuance by the Registrant of 34,500,000 shares of its Common Stock and 12,000,000 common stock purchase warrants ("Warrants"). Each Warrant is exercisable to purchase one share of the Registrant's Common Stock at $.291666 per share at anytime until June 1, 2008.

     ICT is a development stage company formed to commercialize new technologies for environmental remediation and enhancement of natural resource recovery.

     Prior to consummation of the Agreement, the Registrant had 2,705,500 shares of Common Stock outstanding. Upon closing of the Agreement, after the issuance of 34,500,000 shares of its Common Stock, there were 37,205,500 shares outstanding of which the following persons now own 5% or more of the Registrant's Common Stock:

         Name                      Number of Shares              Percentage
         ----                      ----------------              ----------

Universal Environmental
    Technologies, Inc. (1)             24,000,000                   64.5%

David Nemelka, Jr.                      6,300,000                   16.9%

Gary J. McAdam (2)                      3,900,000                   10.5%

(1) David Shroff, the President of the Registrant, is the President of Universal Environmental Technologies, Inc.

(2) Represents indirect ownership through Summer Breeze LLC and GJM Trading Partners, Ltd., two entities controlled by Mr. McAdam.

     On September 30, 1998, the following individuals were elected to the offices set forth opposite their name:

          Name                                     Office
          ----                                     ------
          David Shroff                            President
          William Rippetoe                        Secretary and Treasurer
          Gary J. McAdam                          Vice President

     On September 30, 1998, Mr. Shroff was elected a director of the Registrant and on October 7, 1998, William Rippetoe and Gary J. McAdam were elected directors of the Registrant.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  See Item 1, above

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) (1) The Registrant will provide the financial statements required in connection with the transaction set forth in Item 2 hereof within 60 days from the date hereof.

         (b)      Exhibits:

                  10.01 Agreement Concerning the Exchange of Securities


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         YELLOW GOLD OF CRIPPLE CREEK, INC.
                                         (Registrant)

                                         By /s/  David Shroff
                                            ------------------------------------
                                            David Shroff
                                            President

Dated:  October 12, 1998